UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 31, 2008

Peoples Community Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-29949	31-1686242
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6100 West Chester Road West Chester, Ohio 45069
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(513) 870-3530

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement.

On September 12, 2007, Peoples Community Bancorp, Inc. (“Peoples”) and Integra Bank Corporation (“Integra”) entered into an Agreement and Plan of Merger (the “Merger Agreement”).  On January 31, 2008, Peoples and Integra announced that they had agreed to terminate the Agreement and Plan of Merger between them dated September 12, 2007.

A copy of the joint press release issued by Peoples and Integra is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Joint Press Release dated January 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 4, 2008

            PEOPLES COMMUNITY BANCORP, INC.

By:	/s/Thomas J. Noe Thomas J. Noe Executive Vice President and Treasurer

INDEX TO EXHIBITS

Exhibit No.                 Description

99.1	Joint Press Release dated January 31, 2008.